ALPS ETF Trust

Cohen & Steers Global Realty Majors ETF

SUPPLEMENT DATED August 10, 2009 to the

Prospectus dated May 1, 2009

Effective August 14, 2009, the information below replaces the section titled “Portfolio Management” of the Prospectus:

Mellon Capital Management Corporation (Mellon Capital) supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund’s investment securities.  Mellon Capital utilizes a team of investment professionals acting together to manage the assets of the Fund.  The team meets regularly to review portfolio holdings and to discuss purchase and sale activity.

The Fund is managed by Mellon Capital’s equity portfolio management team.  The portfolio management team who is responsible for the day-to-day management of the Fund’s portfolio is led by Karen Q. Wong, Richard A. Brown and Thomas J. Durante.

Ms. Karen Q. Wong is a Managing Director, Equity Index Strategies, West Coast with nine years at Mellon.    Ms. Wong heads a team of portfolio managers covering domestic and international passive equity funds.  She is also responsible for the refinement and implementation of the equity portfolio management process.    Prior to joining Mellon, Ms. Wong worked as a security analyst at Redwood Securities.   Ms. Wong attained the Chartered Financial Analyst designation.  She graduated with a BA from San Francisco State University, and obtained an MBA from San Francisco State University.

 Mr. Richard A. Brown is a Director, Senior Portfolio Manager, Equity Portfolio Management with 14 years at Mellon.    Mr. Brown heads a team of portfolio managers covering domestic and international passive equity funds.   He is also responsible for the refinement and implementation of the equity portfolio management process.     Mr. Brown attained the Chartered Financial Analyst designation.  He obtained an MBA from California State University at Hayward.

 Mr. Thomas J. Durante is a Director, Senior Portfolio Manager, Equity Portfolio Management with nine years at Mellon.   Mr. Durante heads a team of portfolio managers covering domestic and international indexed portfolios.    He is also responsible for the refinement and implementation of the equity portfolio management process.   Prior to joining Mellon, he worked in the fund accounting department for Dreyfus.   Mr. Durante attained the Chartered Financial Analyst designation.   He graduated with a BA from Fairfield University.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.